EXHIBIT 10 (dd)

                                HASBRO, INC.
                     EMPLOYEE NON-QUALIFIED STOCK PLAN


1.   Purpose
     -------
     The purpose of the Employee Non-Qualified Stock Plan (the "Plan") is to advance the interests of Hasbro, Inc. ("Hasbro") and to increase shareholder value by providing Employees with a proprietary interest in the growth and performance of Hasbro and with incentives for continued service with Hasbro, its subsidiaries and affiliates.

2.   Term
     ----
     The Plan shall be effective upon approval thereof by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of Hasbro (the "Board") on February 13, 1997 and shall remain in effect until December 31, 2002 unless extended or sooner terminated by the Committee or the Board. After termination of the Plan, no future awards may be granted but previously made awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

3.   Plan Administration
     -------------------
     The Committee shall be responsible for administering the Plan. The Committee shall be comprised of two or more members of the Board who qualify to administer this Plan as contemplated by Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "1934 Act"). The Committee shall have full and exclusive power to interpret, construe and implement the Plan and any rules, regulations, guidelines or agreements adopted hereunder and to adopt, alter and repeal such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers shall include, but not be limited to, (i) determination of the type or types of awards to be granted under the Plan; (ii) determination of the terms and conditions of any awards under the Plan (including, but not limited to, the option or award price, any vesting restrictions or forfeiture provisions (including, but not limited to, the power to accelerate any vesting restrictions and waive, in whole or in part, any forfeiture provisions) and the term of the award (including, but not limited to, the power to extend the term of any award)); (iii) determination of whether to adjust other terms and conditions, at any time or from time to time, of any award, including with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;
(iv) determination of to what extent and under what circumstances shares and other amounts payable with respect to an award shall be deferred; (v) determination of whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, shares, other securities, or other awards, or other property, or canceled, forfeited or suspended; (vi) adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which the Company may operate in order to assure the viability of awards granted under the Plan and to enable participants employed in such other countries to receive advantages and benefits under the Plan and such laws; (vii) subject to the rights of participants, modification, change, amendment or cancellation of any award to correct an administrative error; and (viii) taking any other action the Committee deems necessary or desirable for the administration of the Plan. In making any determination under the Plan, the Committee shall be entitled to rely on reports, opinions or statements of officers or employees of the Company as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations, and other decisions under or with respect to the Plan or any award by the Committee shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee and any other person with rights to any award under the Plan and no member of the Committee shall be subject to individual liability with respect to the Plan. The Committee shall act only by a majority of its members then in office, except the Committee may delegate to any one or more directors of the Company who are also officers of the Company any or all of its duties, powers and authority under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may make any determinations regarding Employees who are subject to Section 16 of the 1934 Act.

4.   Eligibility
     -----------
     Any Employee of the Company shall be eligible to receive an award under the Plan, as the Committee in its sole discretion shall determine from time to time, except that no director who is not employed by the Company shall be eligible to receive any awards under the Plan. In this Plan, the term "Employee" shall have the same definition as that set forth in General Instruction A to Form S-8 promulgated under the Securities Act of 1933, as amended, and the term "Company" shall mean Hasbro and any entity that is directly or indirectly controlled by Hasbro.

5.   Shares of Stock Subject to the Plan
     -----------------------------------
     The aggregate number and class of shares which may be made the subject of awards granted pursuant to the Plan is Four Million (4,000,000) shares of common stock of Hasbro, par value $.50 per share (the "Common Stock"), subject in each case to adjustment as provided in Section 6, provided, however, that the number of shares which may be made the subject of awards granted (a) in any one year may not exceed more than 5% of the outstanding Common Stock and (b) in any five year period may not exceed 10% of the outstanding Common Stock. Such shares may be made available from authorized and unissued shares of Common Stock or shares of Common Stock held in Hasbro's treasury. If any shares subject to an award are forfeited, cancelled or reacquired by the Company (including, but not limited to, any stock option or stock appreciation right ("SAR") which is not exercised in full) and the participant did not receive any benefits of ownership in such shares (other than voting rights or dividends that may have accumulated but due to forfeiture, cancellation or reacquisition were never realized by the participant), shares subject to such award shall again be available for distribution in connection with awards under the Plan. In addition, where an SAR or other award is settled in cash or any form other than shares, then the shares covered by these settlements shall not be deemed issued and shall remain available for issuance under the Plan. Notwithstanding anything in this Plan to the contrary, any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan and the terms and conditions of any such awards shall be the original terms and conditions thereof as adjusted by or pursuant to the acquisition agreement.

6.   Adjustments and Reorganizations
     -------------------------------
     The Committee may make such adjustments as it deems appropriate to meet the intent of the Plan in the event of changes that impact the Company's share price or share status, provided that any such actions are consistently and equitably applicable to all affected participants.

     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting shares, such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares that may be issued under the Plan; (ii) the number of shares subject to awards under the Plan; and/or
(iii) the price per share for any outstanding stock options, SARs and other awards under the Plan.

7.   Awards
     ------
     The Committee shall determine the type or types of award(s) to be made to each participant under the Plan and shall approve the terms and conditions governing these awards in accordance with Section 12. Awards may include but are not limited to those listed in this Section 7. Awards may be granted singly, in combination or in tandem (i.e. so that the settlement or payment of one automatically reduces or cancels the other). Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity.

     (a) "Stock Option" is a grant of a right to purchase a specified number of shares of Common Stock during a specified period at a specified or determinable price. The purchase price of each option shall be not less than the Fair Market Value of the Common Stock subject to the stock option on the date of grant. A stock option may be exercised in whole or in installments, which may be cumulative. All stock options shall be non-qualified options.

     The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise in cash or such other method as provided by the Committee at the time of grant in the award agreement, including, but not limited to, tendering Common Stock or surrendering a stock award, valued in each case, at Fair Market Value on the date of tender or surrender, surrendering a cash award, or any combination thereof.

     (b) "Stock Appreciation Right" is a right to receive a payment, in cash and/or Common Stock, as determined by the Committee, equal to all or part of the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the exercise or designated price of the SAR as set forth in the applicable award agreement, which shall not be less than the Fair Market Value of the Common Stock subject to the stock appreciation right on the date of grant. The Committee, in its discretion, may grant a participant the right to receive from the Company all or a portion of the tax liability incurred or to be incurred by a participant as a result of awards made to or settled by him or her hereunder on such terms and conditions as the Committee may determine.

     (c) "Stock Award' is an award made in shares of Common Stock or denominated in units of shares of Common Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the award agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

     (d) "Cash Award" is an award denominated in cash that would constitute a "derivative security", for purposes of Rule 16b-3, if not awarded pursuant to a plan satisfying the provisions of Rule 16b-3. The payment of a cash award may be subject to such restrictions and conditions as may be established by the Committee, and as set forth in the award agreement, including, but not limited to, continuous service with the Company, achievement of specific business objectives, and other measurement of individual, business unit or Company performance. A cash award may be made by the Committee, in its discretion, in respect of all or a portion of the tax liability incurred or to be incurred by a participant as a result of awards made to or settled by him or her under the Plan.

8.   Dividends and Dividend Equivalents
     ----------------------------------
     The Committee may provide that awards denominated in stock earn dividends or dividend equivalents. Such dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the participant. In addition, dividends or dividend equivalents paid on outstanding awards or issued shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including, but not limited to, reinvestment in additional shares or share equivalents.

9.   Deferrals and Settlements
     -------------------------
     Payment of awards may be in the form of cash, shares, other awards, or in combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. The Committee may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares.

10.  Fair Market Value
     -----------------
     Fair Market Value for purposes of the Plan shall mean the average of the high and low sales prices of the Common Stock as reported in The Wall Street Journal for the American Exchange Composite Transactions or similar successor consolidated transactions reports for the relevant date (or the comparable consolidated transaction reports for any other national securities exchange or NASDAQ National Market Issues, if Hasbro Common Stock is admitted for trading or quotation on said exchange or market), or, if no sales of Common Stock were made on said exchange or market on that date, the average of the high and low prices of Common Stock as reported in said composite transactions report for the preceding day on which sales of Common Stock were made on said exchange or market. If Hasbro's Common Stock is not then trading on an exchange or quoted in NASDAQ National Market Issues, then Fair Market Value shall be the mean between the bid and asked prices for the relevant over-the counter transaction on such date, or if there are not such transactions, then Fair Market Value shall be determined in good faith by the Committee. Notwithstanding the foregoing, for purposes of valuing shares delivered to the Company by a participant in payment of the exercise price of an option pursuant to Section 7 hereof and shares delivered or withheld in payment of applicable tax withholding pursuant to Section 14 hereof, if the participant sells, on a national securities exchange, or on NASDAQ or over-the-counter, the shares acquired on the same day as the date of exercise, the "Fair Market Value" of the shares so delivered or withheld to be the actual sales price of the shares so sold. Under no circumstances shall Fair Market Value be less than the par value of the Common Stock.

11.  Transferability and Exercisability
     ----------------------------------
     Except as the Committee may in its sole discretion authorize all awards under the Plan will be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, unless otherwise determined by the Committee in its sole discretion during the life of the participant, awards under the Plan shall be exercisable only by him or her or by his or her guardian or legal representative.

12.  Award Agreements
     ----------------
     Awards under the Plan shall be evidenced by an agreement as shall be approved by the Committee that sets forth the terms, conditions and limitations of an award. The Committee may amend agreements theretofore entered into, either prospectively or retroactively, including, but not limited to, the acceleration of vesting of an award, and the extension of time to exercise an award, except that, no such amendment shall affect the award in a materially adverse manner without the consent of the participant.

13.  Plan Amendment
     --------------
     The Committee may amend, alter, extend the term of, increase or decrease the number of shares of stock subject to or discontinue the Plan at any time, except that no such amendment shall affect any outstanding awards in a materially adverse manner under the Plan without the consent of the holders thereof.

14.  Tax Withholding
     ---------------
     The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of shares, an amount sufficient to cover withholding required by law for any federal, state, local or foreign taxes or to take such other action as may be necessary to satisfy any such withholding obligations including, but not limited to, requiring the payment by the participant to the Company of any such amounts. Any participant may deliver shares or direct the Company that shares be withheld to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the settlement date of the applicable award in accordance with the terms and conditions of the award agreement.

15.  Financial Assistance
     --------------------
     If the Committee determines that such action is advisable, the Company may assist any person to whom an award has been granted in obtaining financing from the Company or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, without limitation, to permit the exercise of an award and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

16.  Change in Control
     -----------------
     Notwithstanding anything to the contrary in the Plan, the following shall apply to all outstanding awards granted under the Plan:

     (a)  Definitions: The following definitions shall apply to this Section:

        A "Change in Control", unless otherwise defined by the Committee, shall mean:

          A. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding shares of Common Stock of Hasbro (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Hasbro entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from Hasbro or any of its subsidiaries,
(ii) any acquisition by Hasbro or any of its subsidiaries, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Hasbro or any of its subsidiaries, (iv) any acquisition by Alan or Sylvia Hassenfeld, members of their respective immediate families, or heirs of Alan or Sylvia Hassenfeld or of any member of their respective immediate families, the Sylvia Hassenfeld Trust, the Merrill Hassenfeld Trust, the Alan Hassenfeld Trust, the Hassenfeld Foundation, any trust or foundation established by or for the primary benefit of any of the foregoing or controlled by one or more of any of the foregoing, or any affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act) of any of the foregoing or (v) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

          B. Individuals who, as the effective date of the Plan constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents; or

          C. Approval by the shareholders of Hasbro of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

          D. Approval by the shareholders of Hasbro of (i) a complete liquidation or dissolution of Hasbro or (ii) the sale or other disposition of all or substantially all of the assets of Hasbro, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be.

        "CIC Price" shall mean the higher of (1) the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which a Change in Control of the Company shall have occurred, or (2) the highest reported sales price of a share of Common Stock during the 60 day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred. To the extent that the consideration paid in any transaction or series of transactions described in (1) above consists in whole or in part of non-cash consideration, the value of such non-cash consideration shall be determined in the sole discretion of the Board.

     (b) Acceleration of Vesting and Treatment of Stock Awards, Stock Options, SARs and Cash Awards

        (1) Upon the occurrence of an event constituting a Change in Control, all stock awards (and related dividends or dividend equivalents, if any), stock options, SARs and cash awards outstanding on such date shall become 100% vested.

        (2) In the event of a merger or consolidation in which the Company is not the surviving corporation, as well as a merger or consolidation which would constitute a Change of Control under Section 16.C. above (whether or not the Company is the surviving corporation), the agreement of merger or consolidation may provide (i) that the stock awards, stock options, SARs or cash awards are unaffected by the merger or consolidation, (ii) for substituted stock awards, stock options, SARs or cash awards by the surviving corporation for those stock awards, stock options, SARs or cash awards granted hereunder or (iii) for the assumption of such awards, options or SARs by the surviving corporation, in which case the Committee in its sole discretion, may provide for such substitution or assumption with such adjustments to the awards, options and SARs granted hereunder as the Committee shall in its sole discretion determine.

        Alternatively, the Committee may, at its sole discretion, cancel all awards, options and SARs granted hereunder upon payment by the Company to the participants in cash. The amount of cash to be paid shall be determined by multiplying the number of such awards, as the case may be, by (i) in the case of stock awards, the CIC Price, (ii) in the case of stock options, the difference between the exercise price per share and the CIC Price, if higher,
(iii) in the case of SARs, the difference between the exercise or designated price per share and the CIC Price, if higher; (iv) in the case of cash awards where the performance period, if any, has not been completed upon the occurrence of a Change in Control, the maximum value of such awards as determined by the Committee at the time of grant, without regard to the performance criteria, if any, applicable to such award; and (v) in the case of cash awards where the performance period, if any, has been completed on or prior to the occurrence of a Change in Control, the value of such award as determined in accordance with the award agreement. In addition, all accrued dividends and dividend equivalents or interest accrued on deferred settlements shall be paid.

17.  Options With Respect to Shares Surrendered to Exercise Options
     --------------------------------------------------------------
     The Committee, in its discretion, may provide at the time of the award or subsequent thereto, in the award agreement granting an option pursuant to
Section 12 hereunder, or in a separate agreement, that in the event a participant exercises an option, making payment of the option price by an exchange of shares of Common Stock previously owned by the participant for at least six months, in the manner permitted by the Committee pursuant to
Section 7 hereof, such participant shall automatically be issued a new option to purchase additional shares equal to the number of shares of previously owned Common Stock so exchanged. Such new option shall have an option price equal to not less than the Fair Market Value of the Common Stock on the date such new option is granted, and shall have an exercise period which commences one year from the date of grant of the new option and expires on the same date as did that of the original option exercised pursuant to the exchange.

18.  Unfunded Plan
     -------------
     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

19.  Right of First Refusal
     ----------------------
     At the time of grant of any award or acceleration of any vesting term, the Committee may provide that shares received as a result of such grant or accelerated vesting shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at a price no greater than the then Fair Market Value of the shares, subject to such other terms and conditions as the Committee may specify.

20.  Miscellaneous
     -------------
     No person shall have any claim or right to be granted an award under the Plan, and no participant shall have any right by reason of the grant of any award under the Plan to continued employment by the Company. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. No participant shall have any right with respect to the Plan, or in any award, contingent or otherwise, until written evidence of the award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the award applicable to such recipient have been met. A participant shall have no rights as a shareholder until he or she becomes the holder of record.

21.  General Restriction
     -------------------
     Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any award under the Plan upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the exercise or settlement thereof, no such award may be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each participant purchasing or receiving shares pursuant to an award to represent to and agree with the Company in writing that such participant is acquiring the shares without a view to the distribution thereof. All certificates for shares, or other securities delivered under the Plan shall be subject to such stock transfer stop orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable state, federal, or foreign law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

22.  Governing Law
     -------------
     The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the state of Rhode Island and applicable federal law.

23.  Successors and Assigns
     ----------------------
     The Plan shall be binding on all successors and permitted assigns of a participant, including, but not limited to, the estate of such participant and the executor, administrator or trustee of such estate, the guardian or legal representative of the participant.

24.  Effect on the Company's 1992 Stock Incentive Plan, Stock Incentive
     ------------------------------------------------------------------
       Performance Plan and Other Compensation Arrangements
       ----------------------------------------------------
     The adoption of the Plan shall have no effect on awards made or to be made pursuant to the Company's existing 1992 Stock Incentive Plan, Stock Incentive Performance Plan and other compensation arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its employees.